UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2012

Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 716-2134

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

As previously disclosed, Park Sterling Corporation (“Park Sterling”) and Citizens South Banking Corporation (“Citizens South”) announced that they had entered into an Agreement and Plan of Merger dated as of May 13, 2012 (the “Merger Agreement”), pursuant to which Citizens South will merge with and into Park Sterling, with Park Sterling continuing as the surviving entity (the “Merger”).

Under the Merger Agreement, each outstanding share of Citizens South’s common stock, except for shares owned by Citizens South, Park Sterling or any of their respective wholly owned subsidiaries (other than shares held in trust or managed accounts), will be converted into the right to receive either (i) $7.00 in cash, (ii) 1.4799 shares of Park Sterling’s common stock or (iii) a combination thereof, as elected by Citizens South’s shareholders. This election is subject to the limitation that no more than 30% of the shares of Citizens South common stock be exchanged for cash. The Merger Agreement contains a proration provision to effect this limitation. Cash will also be paid in lieu of fractional shares. The exchange of Citizens South shares for Park Sterling shares is expected to qualify as a tax-free transaction.

Consummation of the Merger will result in the Citizens South common stock ceasing to be listed on the Nasdaq Global Market and the termination of the registration of such securities pursuant to the Securities Exchange Act of 1934, as amended.

In addition, under the Merger Agreement, each outstanding share of preferred stock issued by Citizens South to the United States Department of the Treasury in connection with Citizens South’s participation in the Small Business Lending Fund will be converted into substantially identical shares of Park Sterling preferred stock.

The Merger Agreement is included as Exhibit 2.1 to this current report and contains customary representations and warranties that Park Sterling and Citizens South made to each other regarding, among other things, corporate organization, capitalization, authority, regulatory matters, financial statements, legal proceedings, compliance with law and approvals. These representations and warranties were made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger, (c) are subject to the materiality standard contained in Section 9.2 of the Merger Agreement, which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between Park Sterling and Citizens South rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Park Sterling, Citizens South or their respective businesses.

The completion of the Merger, which is currently anticipated to occur in the fourth quarter of 2012, is subject to customary closing conditions, including regulatory approval and approval by the holders of a majority of the outstanding shares of Park Sterling common stock and Citizens South common stock. In addition, Park Sterling’s obligation to complete the Merger is conditioned on the FDIC’s consent to the assignment of certain existing FDIC loss-share agreements to which Citizens South is a party.

Each of Park Sterling and Citizens South has agreed to call a meeting of its shareholders for the purpose of obtaining the requisite shareholder approval required in connection with the Merger. Citizens South has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.

The Merger Agreement contains certain termination rights for each of Park Sterling and Citizens South and provides that, upon termination of the Merger Agreement under specified circumstances, Park Sterling or Citizens South will be required to pay the other a termination fee of $3,000,000 and up to $500,000 in respect of the other’s out-of-pocket legal, due diligence and consulting expenses.

In connection with the Merger Agreement, each of Citizens South’s directors has executed a support agreement with Park Sterling pursuant to which, among other things, such individual (a) will vote his or her shares of Citizens South common stock in favor of the Merger and against an alternative business combination and (b) will not sell or transfer any shares of Citizens South common stock. The form of support agreement is attached as Exhibit A to the Merger Agreement.

Under the Merger Agreement, following consummation of the Merger, Kim S. Price and Ben R. Rudisill, II, each current members of Citizens South’s board of directors, will be appointed to serve on the Park Sterling board of directors.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Park Sterling, Citizens South and the Merger that will be contained in, or incorporated by reference into, the joint proxy statement/prospectus that Park Sterling and Citizens South will be filing in connection with the Merger, as well as in the Forms 10-K, 10-Q and 8-K, as applicable, and other filings that each of Park Sterling and Citizens South, respectively, make with the Securities and Exchange Commission (“SEC”).

Additional Information About the Merger and Where To Find It

In connection with the Merger, Park Sterling will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of Park Sterling and Citizens South that also constitutes a prospectus of Park Sterling (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. Investors are strongly urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the proposed Merger when they become available and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information regarding the proposed Merger.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Citizens South, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Citizens South at www.parksterlingbank.com and www.citizenssouth.com.

Participants in Solicitation

Park Sterling and Citizens South and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Park Sterling and Citizens South and other persons who may be deemed participants in this solicitation will be included in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the SEC on April 16, 2012. Information about Citizens South’s executive officers and directors can be found in Citizens South’s definitive proxy statement in connection with its 2012 Annual Meeting of Stockholders filed with the SEC on April 13, 2012. Free copies of these documents can be obtained from the sources indicated above.

This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This current report contains, and Park Sterling and Citizens South and their respective management may make, certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” “goal,” “target” and similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.

Factors that might cause such a difference include, but are not limited to:  inability to obtain governmental approvals of the Merger on the proposed terms and schedule and the assignment of certain Citizens South FDIC loss-share agreements; failure of Park Sterling’s or Citizens South’s shareholders to approve the Merger; fluctuation in the trading price of Park Sterling’s common stock prior to the closing of the Merger, which would affect the total value of the proposed merger transaction; legal and regulatory developments that adversely affect the businesses in which Park Sterling or Citizens South are engaged; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, and the impact on Park Sterling’s or Citizens South’s financial statements. These forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management’s beliefs and assumptions and on the information available to Park Sterling or Citizens South at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling’s or Citizens South’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and Citizens South undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger dated as of May 13, 2012 by and between Park Sterling Corporation and Citizens South Banking Corporation*

*
The schedules (and similar attachments) in the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules (and similar attachments) is contained in the Merger Agreement. Park Sterling agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 17, 2012

PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger dated as of May 13, 2012 by and between Park Sterling Corporation and Citizens South Banking Corporation*

*
The schedules (and similar attachments) in the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules (and similar attachments) is contained in the Merger Agreement. Park Sterling agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the SEC upon request.